Q4 FY 2016 Investor Call Greg Dougherty Chief Executive Officer August 2, 2016 Pete Mangan Chief Financial Officer

© 2016 Oclaro, Inc. Safe Harbor Statement This presentation, in association with Oclaro’s fourth quarter and fiscal year 2016 financial results conference call, contains statements about management’s future expectations, plans or prospects of Oclaro and its business, and together with the assumptions underlying these statements, constitute forward-looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning (i) financial guidance for the fiscal quarter ending October 1, 2016 regarding revenues, non-GAAP gross margin, and non-GAAP operating income, (ii) the growth of Oclaro’s 100G product revenues, and (iii) Oclaro’s future financial performance and operating prospects. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “outlook,” “could,” “target,” “model,” "objective," and other words and terms of similar meaning in connection with any discussion of future operations or financial performance. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including (i) our ability to timely develop, commercialize and ramp the production of new products to customer required volumes, (ii) our ability to respond to evolving technologies, customer requirements and demands, and product design challenges, (iii) our dependence on a limited number of customers for a significant percentage of our revenues, (iv) our manufacturing yields, (v) our ability to effectively manage our inventory, (vi) the risks associated with delays, disruptions or quality control problems in manufacturing, (vii) our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses, (viii) competition and pricing pressure, (ix) our ability to meet or exceed our gross margin expectations, (x) our ability to continue increasing the percentage of sales associated with our new products, (xi) the absence of long-term purchase commitments from the majority of our long-term customers, (xii) the effects of fluctuations in foreign currency exchange rates, (xiii) our dependence on a limited number of suppliers and key contract manufacturers, (xiv) our ability to have our manufacturing lines qualified by our customers, (xv) our ability to attract and retain key personnel, (xvi) our ability to conclude agreements with our customers on favorable terms, (xvii) the impact of financial market and general economic conditions in the industries in which we operate and any resulting reduction in demand for our products, (xviii) our ability to maintain or increase our cash reserves and obtain debt or equity-based financing on acceptable terms or at all, (xix) our ability to effectively compete with companies that have greater name recognition, broader customer relationships and substantially greater financial, technical and marketing resources, (xx) our ability to service and repay our outstanding indebtedness pursuant to the terms of the applicable agreements, (xxi) our ability to further reduce costs and operating expenses, (xxii) the risks associated with our international operations, (xxiii) the outcome of tax audits or similar proceedings, (xxiv) the outcome of pending litigation against us, and (xxv) other factors described in Oclaro’s most recent annual report on Form 10-K, quarterly report on Form 10-Q and other documents it periodically files with the SEC.

© 2016 Oclaro, Inc. Financial Results $ in Millions Q415 Q316 Q416* Total Revenues 82.2 101.1 125.2 Gross Profit (non-GAAP) (1) 16.3 27.5 40.6 Gross Margin % 19.9% 27.2% 32.4% R&D (non-GAAP) 9.8 10.9 12.4 SG&A (non-GAAP) 12.0 12.0 13.4 Non-GAAP Operating Income (Loss) (5.4) 4.6 14.9 Non-GAAP Net Income (Loss) (6.6) 2.9 15.1 Adjusted EBITDA (1.2) 8.5 19.2 (1) See reconciliation to comparable GAAP numbers in financial tables of press release dated August 2, 2016. * Q416 was a 14 week quarter

© 2016 Oclaro, Inc. Trended Financial Results (Non-GAAP) * * Q416 was a 14 week quarter

© 2016 Oclaro, Inc. Revenue By Product Group $ in Millions Q415 Q116 Q216 Q316 Q416* 100G+ Transmission 34.1 40.8 49.5 58.6 79.7 40G & Lower Transmission 48.1 46.7 44.6 42.5 45.5 Total Revenues 82.2 87.5 94.1 101.1 125.2 Percent of Total 100G+ Transmission 41% 47% 53% 58% 64% 40G & Lower Transmission 59% 53% 47% 42% 36% $ in Millions Q415 Q116 Q216 Q316 Q416 Datacom/Client Side 41.9 47.5 51.0 53.4 65.5 Telecom/Line Side 40.3 40.0 43.1 47.7 59.7 Total Revenues 82.2 87.5 94.1 101.1 125.2 Percent of Total Datacom/Client Side 51% 54% 54% 53% 52% Telecom/Line Side 49% 46% 46% 47% 48% * Q416 was a 14 week quarter

© 2016 Oclaro, Inc. Q1 FY2017 Guidance $ in Millions Guidance Ranges Revenues $126 million - $134 million Non-GAAP Gross Margin % 30% – 33% Non-GAAP Operating Income $12 million - $16 million Guidance provided on August 2, 2016 for the quarter ending October 1, 2016.

© 2015 Oclaro, Inc.© 2016 Oclaro, Inc Thank You For more information, visit us at www.oclaro.com. Follow us on @OclaroInc and LinkedIn.